UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 18, 2019

FedEx Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	1-15829 (Commission File Number)	62-1721435 (IRS Employer Identification No.)

942 South Shady Grove Road,
Memphis, Tennessee 38120

(Address of Principal Executive Offices, including ZIP Code)

(901) 818-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8. OTHER EVENTS.

Item 8.01. Other Events.

On January 18, 2019, FedEx Corporation issued €640,000,000 aggregate principal amount of its 0.700% Notes due 2022.

We are filing this Current Report on Form 8-K for the purpose of incorporating by reference the exhibits filed herewith into the Registration Statement on Form S-3 (Registration No. 333-226426) by which those notes and related guarantees were registered.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
1.1

Underwriting Agreement, dated January 14, 2019, among FedEx Corporation, the Significant Guarantors named therein and BNP Paribas, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, ING Bank N.V. and Wells Fargo Securities International Limited on behalf of themselves and as representatives of the several underwriters named therein.

4.1

Indenture, dated as of October 23, 2015, between FedEx Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Report on Form 8-K of October 23, 2015).

4.2

Supplemental Indenture No. 8, dated as of January 18, 2019, between FedEx Corporation, the Guarantors named therein, Wells Fargo Bank, National Association, as trustee and Elavon Financial Services DAC, UK Branch, as paying agent.

4.3	Form of 0.700% Note due 2022 (included in Exhibit 4.2).

5.1	Opinion of Davis Polk & Wardwell LLP regarding the legality of the notes and guarantees.

5.2	Opinion of Kimble H. Scott, Senior Vice President and General Counsel of FedEx Office and Print Services, Inc., regarding certain matters relating to FedEx Office and Print Services, Inc.

5.3	Opinion of Christina R. Conrad, Managing Director — Employment Law and Assistant Secretary of FedEx Freight, Inc., regarding certain matters relating to FedEx Freight, Inc.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Kimble H. Scott (included in Exhibit 5.2).

23.3	Consent of Christina R. Conrad (included in Exhibit 5.3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date:	January 18, 2019	By:	/s/ Michael C. Lenz
			Name:	Michael C. Lenz
			Title:	Corporate Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
1.1

Underwriting Agreement, dated January 14, 2019, among FedEx Corporation, the Significant Guarantors named therein and BNP Paribas, Citigroup Global Markets Limited, Deutsche Bank AG, London Branch, ING Bank N.V. and Wells Fargo Securities International Limited on behalf of themselves and as representatives of the several underwriters named therein.

4.1

Indenture, dated as of October 23, 2015, between FedEx Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Report on Form 8-K of October 23, 2015).

4.2

Supplemental Indenture No. 8, dated as of January 18, 2019, between FedEx Corporation, the Guarantors named therein, Wells Fargo Bank, National Association, as trustee and Elavon Financial Services DAC, UK Branch, as paying agent.

4.3	Form of 0.700% Note due 2022 (included in Exhibit 4.2).

5.1	Opinion of Davis Polk & Wardwell LLP regarding the legality of the notes and guarantees.

5.2	Opinion of Kimble H. Scott, Senior Vice President and General Counsel of FedEx Office and Print Services, Inc., regarding certain matters relating to FedEx Office and Print Services, Inc.

5.3	Opinion of Christina R. Conrad, Managing Director — Employment Law and Assistant Secretary of FedEx Freight, Inc., regarding certain matters relating to FedEx Freight, Inc.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Kimble H. Scott (included in Exhibit 5.2).

23.3	Consent of Christina R. Conrad (included in Exhibit 5.3).